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                                                                   EXHIBIT 10.1
                          STERILE RECOVERIES, INC.

                           1995 STOCK OPTION PLAN



     Sterile Recoveries, Inc. establishes the following 1995 Stock Option Plan for the exclusive benefit of its eligible employees and other key persons:

                                   ARTICLE I
                           PURPOSE AND INTERPRETATION


     1.1 Purpose. The purpose of this Plan is to further the interests of the Company, its Subsidiaries (if any), and its shareholders by providing incentives in the form of Stock Options to key employees and other key persons who contribute materially to the success and profitability of the Company. The Plan will enable the Company to attract and retain key employees, to reward outstanding individual contributions, and to give selected key employees and other key persons an interest in the Company parallel to that of its shareholders, thus enhancing their proprietary interest in the Company's continued success and progress.

     1.2  Definitions.    As  used in this Plan, the following defined,
capitalized  terms  have  the  respective  meanings ascribed to them:

         "Administrative Committee" means the Board of Directors before the Common Stock is Publicly Held and the committee appointed by the Board of Directors pursuant to section 2.1 to administer the Plan after the Company is Publicly Held.

         "Affiliate" means a Subsidiary of the Company, a corporation that directly or indirectly owns 80% or more of the voting securities of the Company, or a corporation of which 80% or more of the voting securities is owned directly or indirectly by the same corporation that directly or indirectly owns 80% or more of the voting securities of the Company.

         "Board   of   Directors"   means  the  Board  of Directors of the
    Company.

         "Change  in Control" means any of the following: (a)   the
    shareholders  of  the  Company  approve  a liquidation   of   all   or
    substantially  all  the consolidated   assets   of   the   Company   and
    its Subsidiaries,   other   than   a   liquidation  of  a Subsidiary  into
    the Company or another Subsidiary (unless the transaction is subsequently abandoned or




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    otherwise  fails  to  occur); (b) the shareholders of the Company approve a sale, lease, exchange, or other transfer to any person other than the Company or a Subsidiary (in a single transaction or related series of
    transactions)  of  all  or  substantially  all of consolidated   assets
    of   the   Company   and  its Subsidiaries,  excluding  the  creation  (but
    not the foreclosure)   of   a  lien,  mortgage,  or  security interest
    (unless  the  transaction  is  subsequently abandoned  or  otherwise  fails
    to  occur);  (c) the shareholders   of   the  Company  approve  a  merger,
    consolidation, reorganization, tender offer, exchange offer, or share exchange in which the Company will not be the surviving corporation or will become a majority-owned subsidiary of a person other than a Subsidiary (unless the transaction is subsequently abandoned or otherwise fails to occur); or (d) the occurrence of any event, transaction, or arrangement that results in any person or group becoming a beneficial owner of (i) a majority of the outstanding Common
    Stock  of  the Company or any Subsidiary that contributed   more   than
    50%   of   the  Company's consolidated  revenues for its last fiscal year,
    (ii) securities of the Company representing a majority of the combined voting power of all the outstanding securities of the Company that are entitled to vote generally in the election of its directors, or (iii) with respect to any Subsidiary that contributed more than 50% of the Company's consolidated revenues for its last fiscal year, securities of that Subsidiary representing a majority of the combined voting power of all the outstanding securities of that Subsidiary that are entitled to vote generally in the election of its directors, unless in each case the beneficial owner is the Company, a Subsidiary, an employee benefit plan sponsored by the Company, a person or group who is a record or beneficial owner of 25% or more of the outstanding Shares on the Date of Grant, or a person who becomes a beneficial owner of 25% or more of the outstanding Shares solely by becoming a trustee of an inter vivos trust created by a person who is the record or beneficial owner of 25% or more of the outstanding Shares on the Date of Grant.

         "Common Stock" means the common stock, $.001 par value, of the Company.

         "Company" means Sterile Recoveries, Inc., a Florida corporation and the sponsor of this Plan.

         "Date of Grant" means, with respect to a Stock Option, the date as of when it is granted to a Participant.



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         "Employee"  means  a person who is an officer of the  Company  or  is employed by the Company or a Subsidiary on a full-time, salaried basis for at least 30 hours each week.

         "Exchange   Act"   means   the   United   States Securities  Exchange
    Act  of  1934,  as amended, and includes   all  rules  and  regulations  of
    the  SEC promulgated under that act.

         "Incentive Option" means a Stock Option granted under this Plan that is intended to qualify as an "incentive stock option," as defined in section 422 of the Internal Revenue Code, as in effect on the Date of Grant of the Stock Option.

         "Internal  Revenue Code" means the United States Internal  Revenue
    Code of 1986, as amended from time to   time,  or  any  United  States
    income  tax  law subsequently enacted in substitution for that code.

         "Market Value" means, as of any particular date, the mean average of the high bid and low asked prices of the Shares that were quoted on the National Association of Securities Dealers Automated Quotation System on that date, or the weighted mean average of the high and low sales
    prices of the Shares on the American   Stock  Exchange  or  the  New  York
    Stock Exchange, if the Shares become listed for trading on either of those securities exchanges or, if the Common Stock is not Publicly Held, the market value of the Company as determined in the sole discretion of the Administrative Committee.

         "Nonqualified   Option"  means  a  Stock  Option granted  under this
    Plan that is not designated as an Incentive Option.

         "Option  Agreement"  means  an agreement between the  Company  and  a
    Participant that sets forth the terms,   conditions,  performance
    requirements,  and limitations applicable to a Stock Option.

         "Participant"  means an Employee who is selected by  the
    Administrative  Committee to receive a Stock Option   pursuant  to  this
    Plan,  in  the  person's capacity as a participant under the Plan.

         "Plan" means this 1995 Stock Option Plan of Sterile Recoveries, Inc., as originally adopted and as subsequently amended, modified, or supplemented in accordance with its terms.


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         "Publicly  Held"  means the status of the Shares at  any  time subsequent to (i) the sale of Shares of the Company in a registered offering under the Securities Act of 1933, as amended, or (ii) if earlier, the registration of the Shares under the Exchange Act.

         "Shares" means shares of the Common Stock or any securities issued in exchange or substitution for those shares pursuant to a transaction described in section 5.1.

         "Stock  Option"  means  an  option  to  purchase Shares   from  the
    Company that is granted to a Participant pursuant to this Plan, whether as an Incentive Option or a Nonqualified Option.

         "Subsidiary" means a corporation of which 80% of its   voting
    securities   are   owned  directly  or indirectly by the Company.

     1.3 Other Words. As used in this Plan, the word "or" is not exclusive; the words "consent" and "approval" are synonymous; the word "including" is always without limitation; the phrase "beneficial owner" has the meaning attributed to it under Rule 13d-3 of the Exchange Act; the word "group" has the meaning attributed to that term in Rule 13d-5(b)(1) under the Exchange Act; and the phrase "business day" means any day that is not a Saturday, Sunday, or holiday observed by the New York Stock Exchange. This Plan is written in the masculine gender solely for convenience, and masculine words should be construed to include correlative neuter and feminine words. In addition, words in the singular number include words of the plural number and vice versa.

     1.4  Headings  and  References.   The titles and headings preceding  the
text of the articles and sections of this Plan are solely for convenient reference and neither constitute a part of this Plan nor affect its meaning,
interpretation, or effect.    Unless  otherwise  expressly stated, a reference
in this Plan to a section refers to a section of this Plan.

     1.5 Limitation of Grant. Nothing in this Plan, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person (other than the Participants and their respective heirs and personal representatives) any claim, right, or remedy under or because of this Plan. An Employee does not have any claim or right to participate in this Plan and will not acquire any right to continue as an officer or employee of the Company or a Subsidiary because of his selection as a Participant under this Plan. An Employee's selection as a Participant does not restrict in any way the right of the Company or a Subsidiary to terminate his employment at any time.



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     1.6  Governing Law.  The validity, construction, enforcement, and interpretation of this Plan are governed by the laws of the United States of America and the State of Florida, excluding the laws of those jurisdictions relating to resolution of conflicts with laws of other jurisdictions.


                                   ARTICLE II
                              PLAN ADMINISTRATION

     2.1  Administrative   Committee.     This  Plan  will  be administered  by
an  Administrative  Committee.    Before the Shares become Publicly Held, the
Administrative Committee will consist of the Board of Directors. After the Shares become Publicly Held, the Administrative Committee will consist of at least two members of the Board of Directors to serve for unspecified
terms at the discretion of the Board of Directors.  The   Board   of
Directors   may  remove  a  member  of  the Administrative  Committee (as such)
at any time, with or without cause, and has the exclusive power to appoint a successor to fill any vacancy on the Administrative Committee. After the Shares become Publicly Held, the Administrative Committee will not include any person who, for at least one year before his appointment, received Shares or Stock Options under this Plan or any other benefit plan entitling a Participant to acquire any stock, stock options, or other "equity securities" of the Company or its Affiliates (as that term is defined for purposes of section 16 of the Exchange Act). A member of the Administrative Committee is ineligible to receive a grant of an option under this Plan or any other plan of the Company or any of its Affiliates while serving as a member of the Administrative Committee.

     2.2 Power and Authority. The Administrative Committee has the exclusive power and authority, and the sole and absolute discretion, to do the following:  (a) construe and interpret this Plan; (b) select the
Employees and other persons who will be Participants in this Plan; (c) amend, prescribe, and rescind rules and regulations relating to this Plan; (d) grant
options    under    the    Plan,   either   conditionally   or unconditionally,
and   designate   whether  they  constitute incentive  or nonstatutory options;
(e) determine when options will be granted under the Plan; (f) determine the number of Shares subject to each option; (g) determine the terms and conditions of each option, including the exercise price of each option (which must comply with section 3.4 of this Plan), the time or times when the option will become exercisable and the duration of the exercise period which must not exceed the limitations specified in section 3.4 of this Plan), the conditions under which the option will vest and become exercisable, the methods of exercising options, and the methods for payment of the exercise price; (h) to approve and recommend amendments to the Plan for adoption by the Board of



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Directors  and (if necessary or desirable) the shareholders of the  Company;
(i) to prescribe the form or forms of agreement or instruments evidencing options granted under the Plan; (j) to engage the services of any agent, expert, or professional advisor in furtherance of the Plan's purposes; and (k) to take all other actions, and make all other determinations, that are advisable or necessary for the Plan's administration. In the absence of fraud or mistake, any action or determination by the Administrative Committee will be final and binding on all persons.

     2.3 Approval Procedures. All actions and determinations of the Administrative Committee must be unanimous. Every action or determination of the Administrative Committee that is expressly required or permitted under this Plan will be valid only if undertaken pursuant to a vote, consent, or approval that is evidenced by either (a) a resolution adopted by the affirmative vote of all the members of the Administrative Committee at a meeting, or (b) a written consent signed by all the members of the Administrative Committee. The members of the Administrative Committee may execute a written consent in counterparts. Each executed counterpart will constitute an original document, and all of them, together, will constitute
the  same  document.   A properly executed written consent  will  be effective
as of the date specified in it or, if an effective date is not so specified, on the date when it is signed by the last person necessary to validate it, and will be valid if it is executed before, after, or concurrently with the action or determination to which it applies.

     2.4  Indemnification.    A  member  of the Administrative Committee  is
not liable for, and the Company releases each member of the Administrative Committee from all liability for, any punitive, incidental, consequential, or other damages or obligation to the Company or any Employee, Participant, or other person for any act or omission by the member of the Administrative Committee (including his own negligence), or by any agent, employee, professional advisor, or other expert used or engaged by the Administrative Committee, if the act or omission does not constitute gross negligence or willful misconduct and is done or omitted in good faith, on behalf of the Company, and in a manner reasonably believed by him to be both in the best interests of the Company and within the scope of the authority granted to the Administrative Committee by this Plan. The Company shall indemnify each member of the Administrative Committee, and shall reimburse him from the Company's assets, for any cost, loss, damage, expense, or liability (including fines, amounts paid in settlement, and legal fees and expenses) incurred by him by reason of any act or omission for which he is released from liability pursuant to this section.



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                                  ARTICLE III
                         STOCK OPTIONS AND PARTICIPANTS

     3.1  Stock  Options.    Benefits  under  this  Plan  will consist  of
Stock Options. The Administrative Committee may designate any Stock Option as an Incentive Option, in which case the Stock Option must comply with the
requirements of section  3.5.   If no designation is made, a Stock Option will
constitute   a   Nonqualified   Option.    The  Administrative Committee  may
grant a Participant both Incentive Options and Nonqualified Options, at the same time or at different times.

     3.2  Participants.    Every  Employee  is  eligible to be selected  by
the  Administrative  Committee to participate in this  Plan.   The
Administrative Committee's designation of an Employee  as  a  Participant  at
any particular time does not require   the   Administrative  Committee  to
designate  that Employee  to receive any Stock Options at any other time or to
receive the same Stock Options as any other Participant at any time.   The
Administrative Committee may consider such factors as it deems pertinent in selecting Participants and in determining the amount, nature, and composition of Stock Options awarded to them, including the following:
(i) the financial condition of the Company and its Subsidiaries; (ii) the expected net income of the Company for the current or future years; (iii) the contributions of an Employee to the success and profitability of the Company or an Affiliate; and (iv) the adequacy of the Employee's other
compensation.  The Administrative   Committee  may  award  Stock  Options  to
an Employee even if Stock Options previously were granted to the Employee under this or another plan of the Company or an Affiliate, and whether or not the previously granted benefits have been fully exercised. An Employee who participates in another benefit plan of the Company or an Affiliate also may participate in this Plan.

     3.3  Benefit  Limitations.    The  total number of Shares that  are
authorized to be issued pursuant to the exercise of Stock Options granted under this Plan is limited to 380,000 Shares (after the three-for-one stock split in the form of a stock dividend authorized on December 21, 1995). This amount automatically will be adjusted in accordance with section 5.1. If a Stock Option is forfeited or terminated as a whole or in part for any reason other than its exercise, the unexercised Shares constituting that Stock Option (or the part of it so terminated) will be available for future awards of Stock Options under this Plan. No Participant may receive, under the Plan, Stock Options the aggregate of which is more than 76,000 Shares or 20% of the Shares authorized under this Plan.

     3.4  Exercise   Price   and   Dates;   Other   Terms  and Conditions.
The purchase price for each Share purchased pursuant to the exercise of a Stock Option must not be less than the Market Value of a Share on the Date of Grant of the



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Stock  Option.    Stock Options are not exercisable until they have  been
accepted by the Participant. An award of a Stock Option to a Participant will be cancelled automatically if he does not accept the award within 30 calendar days following the date when he is given written notice of the award. Every Stock Option must expire not later than ten years after its Date of Grant, and, except as otherwise provided in section 4.2 or in the Option
Agreement, it will expire on the 90th day following   the   date   when   the
Participant  (other  than non-Employee Participants) to whom it was granted
ceases to be an  Employee.    If  the optionee is an Employee, the optionee
shall not dispose of the option (other than upon its exercise) or any stock acquired pursuant to exercise of the option for six months following the
Date  of  Grant.   Subject to the foregoing limitations, the Administrative
Committee may impose on an award of Stock Options any terms and conditions that it deems appropriate, including vesting schedules and forfeiture provisions.

     3.5 Incentive Options. Notwithstanding anything in this Plan to the contrary, an Incentive Option must satisfy the following additional requirements:

         (a) The Incentive Option must be designated as such by the Administrative Committee when it is granted;

         (b)  The Participant must be an Employee;

         (c) This Plan must be approved by the shareholders of the Company within 12 months before or after the effective date of the Plan; and

         (d)  The   Incentive  Option  must  satisfy  all conditions  and
    requirements imposed by the Internal Revenue Code for qualified incentive stock options and any policies instituted by the Administrative Committee with respect to incentive stock options.

                                   ARTICLE IV
                           EXERCISE OF STOCK OPTIONS

    4.1  Exercise  Method.   Subject to limitations imposed by the  this  Plan
and the Stock Option Agreement, a Participant may exercise a Stock Option as a whole, in part, or in increments at any time or from time to time before it expires. A partial exercise of a Stock Option will not affect a Participant's subsequent right to exercise the Stock Option as to the remaining Shares subject to the Stock Option. To exercise a Stock Option, a Participant must do the following: (a) deliver to the Company a written notice of exercise in such form as prescribed by the Administrative Committee; (b) tender to the Company full payment for the Shares to be purchased pursuant to the exercise of the Stock Option; and



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(c)  comply  with  such  other  reasonable requirements as the Administrative
Committee may establish. The exercise date of a Stock Option will be the date when the Company has received the notice of exercise and full payment of the exercise price and all other requirements established by the Administrative Committee have been satisfied. A Participant may pay all or any part of the exercise price under a Stock Option for the option shares to be purchased pursuant to the Stock Option by any combination of the following methods:

         (a) By bank draft, money order, or personal check payable to the order of the Company; or

         (b) By transferring to the Company outstanding Shares that are owned by the Participant; or

         (c)  By    delivering   to   the   Company   the Participant's
    written election for the Company to withhold a portion of the Shares otherwise issuable to the Participant pursuant to the exercise of the Stock Option; or

         (d)  To  the  extent  approved in advance by the Administrative
    Committee,   by   delivering   to  a financial  institution  or a
    securities broker-dealer irrevocable instructions to pay promptly to the Company all or a portion of the proceeds from either a sale of the Shares to be purchased pursuant to the Participant's exercise of the Stock Option or a loan to be secured by a pledge of all or a portion of any of those Option Shares.

Any applicable local, state, or federal tax withholding obligation associated with a Participant's exercise of a Stock Option shall be satisfied by the Company's withholding a portion of the Shares otherwise issuable to the Participant pursuant to the exercise of the Stock Option. Shares that are transferred to, or withheld by, the Company in payment of the exercise price and any tax withholding will be valued for purposes of payment at their Market Value on the exercise date of the Stock Option.
This provision does not preclude the exercise of a Stock Option by any other proper legal method specifically approved by the Administrative Committee.
The Administrative   Committee   shall  determine  the  acceptable methods for
tendering or withholding Shares as payment for the exercise price of a Stock Option and may impose limitations and prohibitions on the use of Shares to pay the exercise price of a Stock Option as it considers appropriate for tax, legal, business, or accounting reasons. No one has the rights of a shareholder with respect to Shares subject to a Stock Option until a certificate evidencing those Shares has been delivered to the person exercising the Stock Option.



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    4.2  Exercise Conditions.

         (a) Employees. A Participant who is an Employee may exercise a Stock Option only if he has been in the continuous employment of the Company or a Subsidiary during the period beginning on the Date of Grant of the Stock Option and ending on the 90th day before the exercise date. The Administrative Committee may decide to what extent bona fide leaves of absence for illness, temporary disability, government or military
service,   or  other  reasons  will  constitute  an interruption  of
continuous employment. Each Stock Option is exercisable during the life of the Participant only by him.

    A Stock Option expires and ceases to be exercisable on the 90th day after the Participant to whom it was granted ceases to be an Employee, except as otherwise provided in this Plan and in the Option Agreement. If a Participant's employment with the Company or a Subsidiary is terminated (voluntarily or involuntarily), he may exercise his Stock Options within 90
calendar  days  following  his  date  of  termination.    If a Participant
dies  or  ceases  to  be  an  Employee because of disability  within  the meaning  of  section  22(e)(3) of the Internal  Revenue  Code  at  a  time when he is entitled to exercise a Stock Option, the Stock Option will continue to be exercisable for 180 days after his death or disability by the
Participant   (in   the   case   of   disability)  or  by  the Participant's
heir   or  estate  (in  the  case  of  death).  Notwithstanding  the foregoing, a Stock Option is never exercisable  later  than  the  stated
expiration date of the Stock Option.    After  the  death,  disability,  or
termination of employment of a Participant, his Stock Options will be exer-cisable only with respect to the number of Shares (if any) that could have been exercised as of the date when he ceased to be an Employee
(subject to any adjustment required by section 5.1). A Stock Option will terminate, as a whole or in part, to the extent that, in accordance with this section, it ceases to be exercisable for any of the Shares subject to it.

         (b)  Other   Persons.      Stock   Options   held  by Participants
who are not Employees will be exercisable on the terms and conditions set forth in the Stock Option Agreement between the Company and the Participant.

    4.3  Cancellation and Rescission of Stock Options.  Unless the   Stock
Option   Agreement   specifies   otherwise,  the Administrative  Committee  may
cancel any Stock Options at any time if the Participant is not in compliance with all applicable provisions of the Plan, the Stock Option Agreement, and with the following conditions:

         (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the
chief executive officer of the Company   or   other   senior   officer
designated   by  the



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

Administrative Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business is or becomes otherwise prejudicial to or in conflict
with the interests of the   Company.     For  a  Participant  whose  employment
has terminated,  the judgment of the chief executive officer shall be  based
on  the Participant's position and responsibilities while    employed    by
the   Company,   the   Participant's post-employment  responsibilities  and
position with the other organization or business, the extent of past, current, and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers, and competitors of the Participant's assuming the post-employment
position, guidelines for business conduct   established   by   the   Company,
and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

         (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

         (c)  A Participant shall disclose promptly and assign to the Company
all right, title, and interest in any invention or   idea,  patentable  or
not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business,
research or development   work  of  the  Company  and  shall  do  anything
reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries.

         (d) Upon exercise pursuant to a Stock Option, the Participant shall certify in the notice of exercise that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of paragraph (a), (b), or (c) of this section 4.3 prior to, or during the six months after, any exercise pursuant to a Stock Option shall cause such exercise to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized as a result of the rescinded exercise, pursuant to a Stock Option. Such payment shall be made either in cash or by returning to the Company
the   number  of  Shares  that  the  Participant  received  in connection with the rescinded exercise.

    4.4 Reservation, Listing, and Delivery of Shares. The Company shall reserve from its authorized but unissued shares of Common Stock and keep available until the termination of this Plan, solely for issuance upon the exercise of Stock Options, the number of Shares issuable at any time pursuant to the exercise of Stock Options granted or available for grant under this
Plan.    In  addition, the Company shall take all requisite  action  to  assure that it validly and legally may issue  fully-paid,  nonassessable  Shares upon
the exercise of each  Stock  Option.    Also, after the Shares become Publicly
Held, the Company, at its sole expense, shall reserve for listing on the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which the Shares are listed for trading, upon official notice of issuance pursuant to the exercise of Stock Options, the number of Shares issuable at any time upon the exercise of Stock Options granted or available for grant under this Plan, and the Company shall
maintain that listing until this Plan terminates.    Promptly  after a Stock
Option is validly exercised, the Company shall issue and deliver to the order of the person who exercised the Stock Option a stock certificate evidencing that number of fully-paid and nonassessable Shares that were purchased pursuant to the exercise of the Stock Option, plus, instead of any fractional Share to which that person otherwise would be entitled, a cash sum equal to the product of (a) that fraction, multiplied by (b) the Market Value of one full Share as of the exercise date of the Stock Option. The Company shall pay all costs and excise taxes associated with the original issuance of stock certificates evidencing Shares purchased pursuant to the exercise of Stock Options.

    4.5 Legal Compliance. Stock Options are exercisable, and Shares are issuable under this Plan, only in compliance with all applicable state and federal laws and regulations (including securities laws) and the rules of all stock exchanges on which the Shares are listed for trading. Any certificate evidencing Shares issued under the Plan will bear such legends and statements as the Administrative Committee deems advisable to assure compliance with those laws, rules, and regulations. A Stock Option is not exercisable, and the Company shall not issue any Shares under this Plan, until the Company has obtained any consent or approval required from any
state or federal   regulatory  body  having  jurisdiction.    Upon  the
exercise  of  a Stock Option by an heir, guardian, or personal representative
of a Participant, the Administrative Committee may   require   reasonable
evidence of the person's legal ownership of the Stock Option and such consents and releases of governmental authorities as it deems advisable.

                                   ARTICLE V
                             ADDITIONAL PROVISIONS

    5.1  Antidilution.    If  the  Company  does  any  of  the following (a
"Dilutive Event") at any time before the exercise or expiration of a Stock
Option: (a) splits or subdivides its then-outstanding Shares into a greater or different number of Shares; (b) reduces the then-outstanding number of Shares by a reverse stock-split or by otherwise combining those Shares into a smaller number of Shares; (c) effects any other capital adjustment, recapitalization, reorganization, or reclassification that has the effect of increasing or decreasing proportionately the number of outstanding
Shares then held by each shareholder; (d) distributes any of its assets to its shareholders pro rata as a partial liquidation or return of capital; or (e) declares, issues, or distributes to the holders of its Common Stock, without separate payment therefor, (i) a noncash dividend payable in any property or securities of the Company, including additional Shares, or (ii) any cash, property, or securities in connection with a spin-off, split-up, reclassification, recapitalization, combination of shares, or similar rearrangement of the Company's capital stock; then, upon the subsequent exercise of a Stock Option after the record date for, or the occurrence of, each Dilutive Event, the Participant will be entitled to receive, in exchange for the exercise price specified in the Stock Option, and in addition to (or in substitution for in the case of a reduced number of Shares), the Shares otherwise issuable upon exercise of the Stock
Option, the additional (or reduced) amount of Shares and other securities and property (including cash) resulting from the Dilutive Event that he would have been entitled to receive if (A) he had exercised the Stock Option on the Date of Grant (even if the Stock Option was not exercisable then) and had been the record owner of the number of Shares resulting from the exercise during the period beginning on that date and ending on the actual exercise date of the Stock Option, and (B) he had retained all Shares and other securities and property (including cash) receivable by him during that period, after giving effect to all the Dilutive Events that occurred during that period.

    5.2  Change in Control.

         (a)  Generally.    If a Change in Control occurs, all outstanding
Stock Options will become fully vested and exercisable as of the earlier of the effective date of the shareholder approval or the effective date of any of the Change in Control transaction (the "Effective Date") and, at the election of the Board of Directors, the Company may terminate the Plan, in which case the holder of each outstanding Stock Option will be entitled to payment of the amount by which the Market Value of all Shares subject to the Stock Option on the Effective Date exceeds the Market Value of all those Shares as of the Date of Grant of the Stock Option, in full settlement of all the holder's rights and interests in the Stock Option.

         (b)  Special   Rules   Governing  Mergers  and  Stock Exchanges.   In
the case of a merger, share exchange, or other transaction in which the shareholders of the Company receive securities of the acquirer, at the election of the Board of Directors, the Company may (but is not obligated to) elect to continue this Plan and each Stock Option granted under the Plan will be converted into an option to purchase securities of the acquirer being issued in the transaction. In such case, the exercise price and number of Shares subject to the Stock Option will be adjusted based on the exchange or conversion ratio (the "Ratio") used to convert Shares into securities of the acquirer. The adjusted exercise price will be the exercise price per Share, divided by the Ratio. The adjusted number of Shares subject to the Stock Option will be the product of the Ratio multiplied by the number of Shares subject to the Stock Option before the transaction.

         (c) Special Rules in Case of Cash Acquisition. In the case of a Change in Control transaction in which the Shareholders will receive consideration for their Shares (such as cash or debt) other than common stock of the acquirer and the Company has elected pursuant to (a) above to terminate the Plan and pay the spread of the Market Value on the Effective Date over the Market Value on the Date of Grant, each holder of a stock option may elect to defer the payment and settlement following termination of the Plan by up to six months and one day after the Effective Date.

    5.3 Assignment, Amendment, and Termination. Every Stock Option is not transferable, except pursuant to the death of a Participant, and any attempted transfer or assignment by a Participant will be invalid and ineffective as to the Company. The Board of Directors of the Company may alter, amend, or terminate this Plan without approval of the Company's share-
holders.    However,  subject to changes in law or other legal requirements that would permit otherwise, without the approval of the Company's shareholders, an amendment will not be valid and effective if it:

         (a) materially increases the benefits accruing to Participants under the Plan;

         (b)  materially    modifies    the   eligibility requirements for
    participation in the Plan;

         (c) reduces the minimum exercise price per Share of Stock Options granted or available for grant under this Plan;

         (d) materially increases the aggregate number of Shares that is issuable upon the exercise of Stock Options; or

         (e)  amends   the   requirements  of  paragraphs (a)-(d) of this
    section.

An amendment or termination of this Plan, whether with or without the approval of the Company's shareholders, will not alter or impair any right or obligation of an outstanding Stock Option without the consent of the person then entitled to exercise it, except for adjustments expressly provided for in this Plan.

    5.4  Expenses  and  Proceeds.    The Company shall pay all expenses  of
the Plan. The Company may use the cash proceeds received from Participants upon the exercise of Stock Options for general corporate purposes.

    5.5  Market  Value  Determinations.   If, after the Shares are Publicly
Held, trading in the Shares, or a price quotation for the Shares, does not occur on a date when the Market Value is required to be determined under either this Plan or a stock option agreement, the next preceding date when Shares were traded or a price was quoted will control the determination of the Market Value.

    5.6 Duration and Effective Date. This Plan will become effective as of December 21, 1995, subject to approval by the Company's shareholders within 12 months after that date, and will terminate on the tenth anniversary of its effective date. The Company is not authorized to award any Stock Options after the termination date of this Plan.

    5.7  Rule  16b-3.    With  respect  to  persons subject to section  16  of
the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of SEC Rule 16b-3 or any rule promulgated by the SEC under the Exchange Act in substitution for that rule. To the extent
any provision   of  the  Plan  or  action  by  the  Administrative

Committee fails to so comply, it shall be null and void, to the extent permitted by law and deemed advisable by the Administrative Committee.


Adopted by Board of Directors     Adopted by Shareholders on
    on December 21, 1995              December 21, 1995

                                  STERILE RECOVERIES, INC.



                                  By: /s/ Richard T. Isel
                                     --------------------------
                                     Richard T. Isel
                                     President

ATTEST:                                      [CORPORATE SEAL]

/s/ James T. Boosales
- -------------------------
James T. Boosales
Secretary

                            STERILE RECOVERIES, INC.

                   FIRST AMENDMENT TO 1995 STOCK OPTION PLAN

         This First Amendment to 1995 Stock Option Plan (this "Amendment") amends the 1995 Stock Option Plan of Sterile Recoveries, Inc. adopted on December 21, 1995 (the "Plan"). Unless otherwise defined in this Amendment, all capitalized terms used in this Amendment have the meanings ascribed to them in the Plan, and the definitions of those terms contained in the Plan are incorporated by reference in this Amendment.

         1. Amendment to the Plan. The first sentence of Section 3.3 of the Plan is amended in its entirety to state as follows:

         The total number of Shares that are authorized to be issued pursuant to the exercise of Stock Options granted under this Plan is limited to 500,000 Shares (after the three-for-one stock split in the form of a stock dividend authorized on December 21, 1995).

         2. Counterparts. This Amendment may be executed in counterparts. Each executed counterpart of this Amendment will constitute an original document, and all executed counterparts, together, will constitute the same Amendment.

Adopted by Board of Directors                         Adopted by Shareholders
       on May 2, 1996                                      on May 2, 1996

                                        STERILE RECOVERIES, INC.

                                        By: /s/ Wayne R. Peterson
                                           -------------------------------------
                                           Wayne R. Peterson
                                           Executive Vice President

ATTEST:                                         [CORPORATE SEAL]

/s/ James T. Boosales
- -------------------------------
James T. Boosales
Secretary